UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 30, 2008
(Date of earliest event reported)

CLEARFIELD, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)
5480 Nathan Lane North, Suite 120, Plymouth, MN 55442
(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29th, 2008 the board of directors of Clearfield, Inc. received and accepted the resignation of Dr. Anil K. Jain from the Board of Directors of the Company. Dr. Jain Cited personal reasons for tendering his resignation, and cited no disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 9.01     Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated October 30, 2008, announcing the changes in the Board membership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2008

CLEARFIELD, INC.

	By:	/s/ Cheryl Beranek Podzimek
Cheryl Beranek Podzimek, Chief Executive Officer (Principal Executive Officer) and authorized signatory